Business Changes and Developments (Details) (USD $) In Billions, except Per Share data	Mar. 18, 2011
Business Changes and Developments (Numeric) [Abstract]
Stock repurchase program amount authorized for repurchase common stock	$ 15.0
Stock repurchase program superseded amount authorized for repurchase common stock	$ 10.0
Common stock [Member]
Business Changes and Developments (Numeric) [Abstract]
Dividend Rate Per Share Before Adjustment	$ 0.05
Dividends Payable, Amount Per Share	$ 0.25